EXHIBIT 99.2

# VORNADO
## REALTY TRUST

**SUPPLEMENTAL OPERATING AND FINANCIAL DATA**

**For the Quarter and Year Ended December 31, 2020**

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it will have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, which are highly uncertain at this time but that impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

COVID-19 PANDEMIC
Our business has been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread of the virus. Some of the effects on us include the following:
•With the exception of grocery stores and other "essential" businesses, many of our retail tenants closed their stores in March 2020 and began reopening when New York City entered phase two of its reopening plan on June 22, 2020, however, there continue to be limitations on occupancy and other restrictions that affect their ability to resume full operations.
•While our buildings remain open, many of our office tenants are working remotely.
•We have closed the Hotel Pennsylvania. In connection with the closure, we accrued $9,246,000 of severance for furloughed Hotel Pennsylvania union employees and recognized a corresponding $3,145,000 income tax benefit for the year ended December 31, 2020.
•We cancelled trade shows at theMART from late March through the remainder of 2020 and expect to resume in 2021.
•Because certain of our development projects were deemed "non-essential," they were temporarily paused in March 2020 due to New York State executive orders and resumed once New York City entered phase one of its state mandated reopening plan on June 8, 2020.
•As of April 30, 2020, we placed 1,803 employees on furlough, which included 1,293 employees of Building Maintenance Services LLC ("BMS"), 414 employees at the Hotel Pennsylvania and 96 corporate staff employees. As of February 10, 2021, 50% of furloughed employees have returned to work. The remaining employees still on furlough are from BMS and the Hotel Pennsylvania.
•Effective April 1, 2020, our executive officers waived portions of their annual base salary for the remainder of 2020.
•Effective April 1, 2020, each non-management member of our Board of Trustees agreed to forgo their $75,000 annual cash retainer for the remainder of 2020.
While we believe our tenants are required to pay rent under their leases and we have commenced legal proceedings against certain tenants that have failed to pay rent under their leases, in limited circumstances, we have agreed to and may continue to agree to rent deferrals and rent abatements for certain of our tenants. We have made a policy election in accordance with the Financial Accounting Standards Board (“FASB”) Staff Q&A which provides relief in accounting for leases during the COVID-19 pandemic, allowing us to continue recognizing rental revenue on a straight-line basis for rent deferrals, with no impact to revenue recognition, and to recognize rent abatements as a reduction to rental revenue in the period granted.
For the quarter ended December 31, 2020, we collected 95% (97% including rent deferrals) of rent due from our tenants, comprised of 97% (99% including rent deferrals) from our office tenants and 88% (89% including rent deferrals) from our retail tenants. Rent deferrals generally require repayment in monthly installments over a period not to exceed twelve months.
Based on our assessment of the probability of rent collection of our lease receivables, we have written off $1,401,000 and $51,571,000 of receivables arising from the straight-lining of rents for the three and twelve months ended December 31, 2020, respectively, including the JCPenney retail lease at Manhattan Mall and the New York & Company, Inc. office lease at 330 West 34th Street. Both tenants have filed for Chapter 11 bankruptcy and rejected their leases during 2020. In addition, we have written off $1,360,000 and $22,546,000 of tenant receivables deemed uncollectible for the three and twelve months ended December 31, 2020, respectively. These write-offs resulted in a reduction of lease revenues and our share of income from partially owned entities. Prospectively, revenue recognition for tenant receivables deemed uncollectible will be based on actual amounts received.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of the COVID-19 pandemic on our financial condition and operating results remains highly uncertain but has been and may continue to be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. During 2020, we experienced a decrease in cash flow from operations due to the COVID-19 pandemic, including reduced collections of rents billed to certain of our tenants, the closure of Hotel Pennsylvania, the cancellation of trade shows at theMART, and lower revenues from BMS and signage. In addition, we recognized $409,060,000 of non-cash impairment losses, net of noncontrolling interests, related to our investment in Fifth Avenue and Times Square JV which are included in “(loss) income from partially owned entities” and $236,286,000 of non-cash impairment losses primarily on wholly owned retail assets which are included in “impairment losses and transaction related costs, net” on our consolidated statements of income for the year ended December 31, 2020. The value of our real estate assets may continue to decline, which may result in additional non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Disposition Activity
Pennsylvania Real Estate Investment Trust ("PREIT")
On January 23, 2020, we sold all of our 6,250,000 common shares of PREIT, realizing net proceeds of $28,375,000. We recorded a $4,938,000 loss (mark-to-market decrease) for the year ended December 31, 2020.
220 Central Park South ("220 CPS")
During the three months ended December 31, 2020, we closed on the sale of 5 condominium units at 220 CPS for net proceeds of $110,068,000 resulting in a financial statement net gain of $42,458,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $6,184,000 of income tax expense was recognized on our consolidated statements of income. During the year ended December 31, 2020, we closed on the sale of 35 condominium units at 220 CPS for net proceeds of $1,049,360,000 resulting in a financial statement net gain of $381,320,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $49,221,000 of income tax expense was recognized on our consolidated statements of income. From inception to December 31, 2020, we have closed on the sale of 100 units for net proceeds of $2,869,492,000 resulting in financial statement net gains of $1,066,937,000.
Financing Activity
On February 28, 2020, we increased our unsecured term loan balance to $800,000,000 (from $750,000,000) by exercising an accordion feature. Pursuant to an existing swap agreement, $750,000,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000,000 floats at a rate of LIBOR plus 1.00% (1.15% as of December 31, 2020). The entire $800,000,000 will float thereafter for the duration of the loan through February 2024.
On August 12, 2020, we amended the $700,000,000 mortgage loan on 770 Broadway, a 1.2 million square foot Manhattan office building, to extend the term one year through March 2022.
On September 14, 2020, Alexander's, Inc. (NYSE: ALX) ("Alexander's"), in which we have a 32.4% ownership interest, amended and extended the $350,000,000 mortgage loan on the retail condominium of 731 Lexington Avenue. Under the terms of the amendment, Alexander's paid down the loan by $50,000,000 to $300,000,000, extended the maturity date to August 2025 and guaranteed the interest payments and certain leasing costs. The principal of the loan is non-recourse to Alexander's. The interest-only loan is at LIBOR plus 1.40% (1.55% as of December 31, 2020) which has been swapped to a fixed rate of 1.72%.
On October 15, 2020, we completed a $500,000,000 refinancing of PENN11, a 1.2 million square foot Manhattan office building. The interest-only loan carries a rate of LIBOR plus 2.75% (2.90% as of December 31, 2020) and matures in October 2025, as fully extended. The loan replaces the previous $450,000,000 loan that bore interest at a fixed rate of 3.95% and was scheduled to mature in December 2020.
On October 23, 2020, Alexander's completed a $94,000,000 financing of The Alexander, a 312-unit residential building that is part of Alexander's residential and retail complex located in Rego Park, Queens, New York. The interest-only loan has a fixed rate of 2.63% and matures in November 2027.
On November 2, 2020, we repaid the $52,476,000 mortgage loan on our land under a portion of the Borgata Hotel and Casino complex. The 10-year fixed rate amortizing loan bore interest at 5.14% and was scheduled to mature in February 2021.
On November 24, 2020, Vornado sold 12,000,000 5.25% Series N cumulative redeemable preferred shares at a price of $25.00 per share, pursuant to an effective registration statement. Vornado received aggregate net proceeds of $291,182,000, after underwriters' discount and issuance costs and contributed the net proceeds to the Operating Partnership in exchange for 12,000,000 5.25% Series N preferred units (with economic terms that mirror those of the Series N preferred shares). Dividends on the Series N preferred shares/units are cumulative and payable quarterly in arrears. The Series N preferred shares/units are not convertible into, or exchangeable for, any of our properties or securities. On or after five years from the date of issuance (or sooner under limited circumstances), Vornado may redeem the Series N preferred shares/units at a redemption price of $25.00 per share, plus accrued and unpaid dividends through the date of redemption. The Series N preferred shares/units have no maturity date and will remain outstanding indefinitely unless redeemed by Vornado.

BUSINESS DEVELOPMENTS
Leasing Activity For The Three Months Ended December 31, 2020:
163,000 square feet of New York Office space (144,000 square feet at share) at an initial rent of $75.55 per square foot and a weighted average lease term of 8.5 years. The changes in the GAAP and cash mark-to-market rent on the 122,000 square feet of second generation space were positive 4.7% and 0.5%, respectively. Tenant improvements and leasing commissions were $6.90 per square foot per annum, or 9.1% of initial rent.
175,000 square feet of New York Retail space (125,000 square feet at share) at an initial rent of $75.82 per square foot and a weighted average lease term of 2.8 years. The changes in the GAAP and cash mark-to-market rent on the 117,000 square feet of second generation space were negative 19.1% and 21.6%, respectively. Tenant improvements and leasing commissions were $8.63 per square foot per annum, or 11.4% of initial rent.
62,000 square feet at theMART (all at share) at an initial rent of $47.80 per square foot and a weighted average lease term of 7.0 years. The changes in the GAAP and cash mark-to-market rent on the 62,000 square feet of second generation space were positive 1.5% and negative 3.5%, respectively. Tenant improvements and leasing commissions were $1.61 per square foot per annum, or 3.4% of initial rent.
271,000 square feet at 555 California Street (190,000 square feet at share), at an initial rent of $106.36 per square foot and a weighted average lease term of 9.2 years. The initial rent of $106.36 excludes the rent on a ten-year renewal option for 247,000 square feet (173,000 square feet at share) as the starting rent for this space will be determined in 2024 based on fair market value. The changes in the GAAP and cash mark-to-market rent on the 17,000 square feet of second generation space were positive 6.8% and negative 0.7%, respectively. Tenant improvements and leasing commissions were $2.95 per square foot per annum, or 2.8% of initial rent, excluding the ten-year renewal option for 247,000 square feet (173,000 square feet at share).
Leasing Activity For The Year Ended December 31, 2020:
2,231,000 square feet of New York Office space (1,853,000 square feet at share) at an initial rent of $89.33 per square foot and a weighted average lease term of 14.4 years. Includes 730,000 square feet (694,000 at our share) for the new Facebook lease at Farley Office and 633,000 square feet (348,000 at our share) for the New York University long-term renewal at One Park Avenue. The initial rent of $89.33 excludes the rent on 174,000 square feet (all at share) as the starting rent for this space will be determined later in 2021 based on fair market value. The changes in the GAAP and cash mark-to-market rent on the 899,000 square feet of second generation space were positive 11.0% and 4.6%, respectively. Tenant improvements and leasing commissions were $8.75 per square foot per annum, or 9.8% of initial rent.
238,000 square feet of New York Retail space (184,000 square feet at share) at an initial rent of $136.29 per square foot and a weighted average lease term of 4.0 years. The changes in the GAAP and cash mark-to-market rent on the 159,000 square feet of second generation space were positive 1.3% and negative 5.9%, respectively. Tenant improvements and leasing commissions were $16.80 per square foot per annum, or 12.3% of initial rent.
379,000 square feet at theMART (all at share) at an initial rent of $49.74 per square foot and a weighted average lease term of 8.5 years. The changes in the GAAP and cash mark-to-market rent on the 374,000 square feet of second generation space were positive 1.5% and negative 1.9%, respectively. Tenant improvements and leasing commissions were $3.89 per square foot per annum, or 7.8% of initial rent.
371,000 square feet at 555 California Street (260,000 square feet at share) at an initial rent of $108.92 per square foot and a weighted average lease term of 8.0 years. The initial rent of $108.92 excludes the rent on a ten-year renewal option for 247,000 square feet (173,000 square feet at share) as the starting rent for this space will be determined in 2024 based on fair market value. The changes in the GAAP and cash mark-to-market rent on the 87,000 square feet of second generation space were positive 54.7% and 39.7%, respectively. Tenant improvements and leasing commissions were $6.94 per square foot per annum, or 6.4% of initial rent, excluding the ten-year renewal option for 247,000 square feet (173,000 square feet at share).

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended					For the Year Ended December 31,
	December 31,			September 30, 2020
	2020		2019			2020		2019
Total revenues	$376,431		$460,968	$363,962		$1,527,951		$1,924,700

Net (loss) income attributable to common shareholders	$(209,127)		$193,217	$53,170		$(348,744)		$3,097,806
Per common share:
Basic	$(1.09)		$1.01	$0.28		$(1.83)		$16.23
Diluted	$(1.09)		$1.01	$0.28		$(1.83)		$16.21

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	$957		$56,381	$(16,613)		$(6,907)		$176,716
Per diluted share (non-GAAP)	$0.01		$0.29	$(0.09)		$(0.04)		$0.92

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$127,217		$171,030	$112,595		$483,044		$666,207
Per diluted share (non-GAAP)	$0.66		$0.89	$0.59		$2.53		$3.49

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$138,399		$311,876	$278,507		$750,522		$1,003,398
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$147,486		$332,029	$296,559		$799,437		$1,067,457
Per diluted share (non-GAAP)	$0.72		$1.63	$1.46		$3.93		$5.25

Dividends per common share:
Regular dividends	$0.53		$0.66	$0.53		$2.38		$2.64
Special dividend	—		1.95	—		—		1.95
Total	$0.53		$2.61	$0.53		$2.38		$4.59

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	79.1%	(1)	74.2%	80.3%	(1)	85.6%	(1)	75.6%
FAD payout ratio	103.9%		93.0%	88.3%		101.3%		95.3%

Weighted average common shares outstanding (REIT basis)	191,279		190,916	191,162		191,146		190,801
Convertible units:
Class A	12,297		12,162	12,392		12,357		12,146
Equity awards - unit equivalents	288		413	26		151		301
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP basis)	203,864		203,491	203,580		203,654		203,248
________________________________
(1)Excludes the impact of non-cash write-offs of receivables arising from the straight-lining of rents (including the JCPenney retail lease at Manhattan Mall and the New York & Company, Inc. office lease at 330 West 34th Street) of $1,401, $13,873 and $51,571, respectively, for the three months ended December 31, 2020 and September 30, 2020, and the year ended December 31, 2020.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q4 2020 VS. Q4 2019 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2019	$171.0	$0.89

(Decrease) increase in FFO, as adjusted due to:
Variable businesses:
Hotel Pennsylvania closed since April 1, 2020	(13.6)
Signage	(6.1)
Trade shows	(1.7)
Garages	(1.6)
BMS	(1.4)
	(24.4)
Tenant related items (inclusive of $4.8 decrease from JCPenney, $2.5 decrease from New York and Company, Inc. and $3.6 Ballast Point lease termination income in 2019)	(18.9)
PENN District out of service for redevelopment	(9.4)
Interest expense decrease (partially offset by lower capitalized interest) and other, net	6.2
	(46.5)
Noncontrolling interests' share of above items	2.7
Net decrease	(43.8)	(0.23)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2020	$127.2	$0.66

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2020
	2020	2019	Variance
Property rentals(1)(2)	$298,910	$360,139	$(61,229)	$281,068
Tenant expense reimbursements(1)	40,563	55,233	(14,670)	41,702
Amortization of acquired below-market leases, net	3,824	4,269	(445)	3,648
Straight-lining of rents	(4,383)	(1,233)	(3,150)	(4,165)
Total rental revenues	338,914	418,408	(79,494)	322,253
Fee and other income:
BMS cleaning fees	27,901	31,642	(3,741)	24,054
Management and leasing fees	3,063	3,479	(416)	11,649
Other income	6,553	7,439	(886)	6,006
Total revenues	376,431	460,968	(84,537)	363,962
Operating expenses	(188,989)	(223,975)	34,986	(195,645)
Depreciation and amortization	(107,084)	(92,926)	(14,158)	(107,013)
General and administrative	(61,254)	(39,791)	(21,463)	(32,407)
Expense from deferred compensation plan liability	(6,991)	(3,887)	(3,104)	(4,341)
Impairment losses and transaction related costs, net	(242,593)	(3,223)	(239,370)	(584)
Total expenses	(606,911)	(363,802)	(243,109)	(339,990)
Income (loss) from partially owned entities	24,567	22,726	1,841	(80,909)
Loss from real estate fund investments	(999)	(90,302)	89,303	(13,823)
Interest and other investment income, net	1,569	5,889	(4,320)	1,729
Income from deferred compensation plan assets	6,991	3,887	3,104	4,341
Interest and debt expense	(54,633)	(59,683)	5,050	(57,371)
Net gains on disposition of wholly owned and partially owned assets	42,458	203,835	(161,377)	214,578
(Loss) income before income taxes	(210,527)	183,518	(394,045)	92,517
Income tax benefit (expense)	1,801	(22,897)	24,698	(23,781)
(Loss) income from continuing operations	(208,726)	160,621	(369,347)	68,736
Income from discontinued operations	—	55	(55)	—
Net (loss) income	(208,726)	160,676	(369,402)	68,736
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(1,109)	58,592	(59,701)	848
Operating Partnership	14,856	(13,518)	28,374	(3,884)
Net (loss) income attributable to Vornado	(194,979)	205,750	(400,729)	65,700
Preferred share dividends	(14,148)	(12,533)	(1,615)	(12,530)
Net (loss) income attributable to common shareholders	$(209,127)	$193,217	$(402,344)	$53,170
Capitalized expenditures:
Development payroll	$5,958	$3,341	$2,617	$2,820
Interest and debt expense	10,227	13,016	(2,789)	9,328
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $2,438 and $749 for the three months ended December 31, 2020 and 2019, respectively, and by $22,135 for the three months ended September 30, 2020 for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2020	2019	Variance
Property rentals(1)(2)	$1,217,698	$1,528,870	$(311,172)
Tenant expense reimbursements(1)	167,463	228,201	(60,738)
Amortization of acquired below-market leases, net	16,878	19,830	(2,952)
Straight-lining of rents	(24,404)	(9,679)	(14,725)
Total rental revenues	1,377,635	1,767,222	(389,587)
Fee and other income:
BMS cleaning fees	105,536	124,674	(19,138)
Management and leasing fees	19,416	13,542	5,874
Other income	25,364	19,262	6,102
Total revenues	1,527,951	1,924,700	(396,749)
Operating expenses	(789,066)	(917,981)	128,915
Depreciation and amortization	(399,695)	(419,107)	19,412
General and administrative	(181,509)	(169,920)	(11,589)
Expense from deferred compensation plan liability	(6,443)	(11,609)	5,166
Impairment losses and transaction related costs, net	(174,027)	(106,538)	(67,489)
Total expenses	(1,550,740)	(1,625,155)	74,415
(Loss) income from partially owned entities(3)	(329,112)	78,865	(407,977)
Loss from real estate fund investments	(226,327)	(104,082)	(122,245)
Interest and other investment (loss) income, net	(5,499)	21,819	(27,318)
Income from deferred compensation plan assets	6,443	11,609	(5,166)
Interest and debt expense	(229,251)	(286,623)	57,372
Net gain on transfer to Fifth Avenue and Times Square JV	—	2,571,099	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	381,320	845,499	(464,179)
(Loss) income before income taxes	(425,215)	3,437,731	(3,862,946)
Income tax expense	(36,630)	(103,439)	66,809
(Loss) income from continuing operations	(461,845)	3,334,292	(3,796,137)
Loss from discontinued operations	—	(30)	30
Net (loss) income	(461,845)	3,334,262	(3,796,107)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	139,894	24,547	115,347
Operating Partnership	24,946	(210,872)	235,818
Net (loss) income attributable to Vornado	(297,005)	3,147,937	(3,444,942)
Preferred share dividends	(51,739)	(50,131)	(1,608)
Net (loss) income attributable to common shareholders	$(348,744)	$3,097,806	$(3,446,550)
Capitalized expenditures:
Development payroll	$17,654	$16,014	$1,640
Interest and debt expense	41,056	72,200	(31,144)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $63,204 and $17,237 for the years ended December 31, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).
(3)Beginning April 18, 2019, "(loss) income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2020
	Total	New York	Other
Property rentals(1)(2)	$298,910	$236,100	$62,810
Tenant expense reimbursements(1)	40,563	31,485	9,078
Amortization of acquired below-market leases, net	3,824	3,623	201
Straight-lining of rents	(4,383)	(3,007)	(1,376)
Total rental revenues	338,914	268,201	70,713
Fee and other income:
BMS cleaning fees	27,901	29,686	(1,785)
Management and leasing fees	3,063	3,201	(138)
Other income	6,553	1,272	5,281
Total revenues	376,431	302,360	74,071
Operating expenses	(188,989)	(155,907)	(33,082)
Depreciation and amortization	(107,084)	(82,982)	(24,102)
General and administrative	(61,254)	(22,455)	(38,799)
Expense from deferred compensation plan liability	(6,991)	—	(6,991)
Impairment losses and transaction related costs, net	(242,593)	(236,286)	(6,307)
Total expenses	(606,911)	(497,630)	(109,281)
Income (loss) income from partially owned entities	24,567	24,662	(95)
Loss from real estate fund investments	(999)	—	(999)
Interest and other investment income, net	1,569	908	661
Income from deferred compensation plan assets	6,991	—	6,991
Interest and debt expense	(54,633)	(27,157)	(27,476)
Net gains on disposition of wholly owned and partially owned assets	42,458	—	42,458
Loss before income taxes	(210,527)	(196,857)	(13,670)
Income tax benefit (expense)	1,801	3,242	(1,441)
Net loss	(208,726)	(193,615)	(15,111)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(1,109)	(2,842)	1,733
Net loss attributable to Vornado Realty L.P.	(209,835)	$(196,457)	$(13,378)
Less net loss attributable to noncontrolling interests in the Operating Partnership	14,897
Preferred unit distributions	(14,189)
Net loss attributable to common shareholders	$(209,127)
For the three months ended December 31, 2019:
Net income attributable to Vornado Realty L.P.	$219,268	$95,686	$123,582
Net income attributable to common shareholders	$193,217
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $2,438 and $749 for the three months ended December 31, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET LOSS (INCOME) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2020
	Total	New York	Other
Property rentals(1)(2)	$1,217,698	$956,956	$260,742
Tenant expense reimbursements(1)	167,463	131,284	36,179
Amortization of acquired below-market leases, net	16,878	16,095	783
Straight-lining of rents	(24,404)	(20,835)	(3,569)
Total rental revenues	1,377,635	1,083,500	294,135
Fee and other income:
BMS cleaning fees	105,536	112,112	(6,576)
Management and leasing fees	19,416	19,508	(92)
Other income	25,364	6,628	18,736
Total revenues	1,527,951	1,221,748	306,203
Operating expenses	(789,066)	(640,531)	(148,535)
Depreciation and amortization	(399,695)	(307,835)	(91,860)
General and administrative	(181,509)	(63,899)	(117,610)
Expense from deferred compensation plan liability	(6,443)	—	(6,443)
Impairment losses and transaction related costs, net	(174,027)	(166,026)	(8,001)
Total expenses	(1,550,740)	(1,178,291)	(372,449)
(Loss) income from partially owned entities	(329,112)	(331,738)	2,626
Loss from real estate fund investments	(226,327)	—	(226,327)
Interest and other investment (loss) income, net	(5,499)	2,981	(8,480)
Income from deferred compensation plan assets	6,443	—	6,443
Interest and debt expense	(229,251)	(116,014)	(113,237)
Net gains on disposition of wholly owned and partially owned assets	381,320	—	381,320
Loss before income taxes	(425,215)	(401,314)	(23,901)
Income tax (expense) benefit	(36,630)	11,163	(47,793)
Net loss	(461,845)	(390,151)	(71,694)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	139,894	(14,599)	154,493
Net (loss) income attributable to Vornado Realty L.P.	(321,951)	$(404,750)	$82,799
Less net loss attributable to noncontrolling interests in the Operating Partnership	25,111
Preferred unit distributions	(51,904)
Net loss attributable to common shareholders	$(348,744)
For the year ended December 31, 2019:
Net income attributable to Vornado Realty L.P.	$3,358,809	$2,957,203	$401,606
Net income attributable to common shareholders	$3,097,806
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $63,204 and $17,237 for the years ended December 31, 2020 and 2019, respectively, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2020
	Total	New York	Other
Total revenues	$376,431	$302,360	$74,071
Operating expenses	(188,989)	(155,907)	(33,082)
NOI - consolidated	187,442	146,453	40,989
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,901)	(9,060)	(6,841)
Add: NOI from partially owned entities	76,952	75,151	1,801
NOI at share	248,493	212,544	35,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,001)	(3,595)	1,594
NOI at share - cash basis	$246,492	$208,949	$37,543

	For the Three Months Ended December 31, 2019
	Total	New York	Other
Total revenues	$460,968	$377,626	$83,342
Operating expenses	(223,975)	(184,231)	(39,744)
NOI - consolidated	236,993	193,395	43,598
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,417)	(9,885)	(7,532)
Add: NOI from partially owned entities	85,990	82,774	3,216
NOI at share	305,566	266,284	39,282
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(6,590)	(8,577)	1,987
NOI at share - cash basis	$298,976	$257,707	$41,269

	For the Three Months Ended September 30, 2020
	Total	New York	Other
Total revenues	$363,962	$293,145	$70,817
Operating expenses	(195,645)	(161,386)	(34,259)
NOI - consolidated	168,317	131,759	36,558
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(25,959)	(17,776)	(8,183)
Add: NOI from partially owned entities	78,175	75,837	2,338
NOI at share	220,533	189,820	30,713
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	10,981	6,261	4,720
NOI at share - cash basis	$231,514	$196,081	$35,433
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2020
	Total	New York	Other
Total revenues	$1,527,951	$1,221,748	$306,203
Operating expenses	(789,066)	(640,531)	(148,535)
NOI - consolidated	738,885	581,217	157,668
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(72,801)	(43,773)	(29,028)
Add: NOI from partially owned entities	306,495	296,447	10,048
NOI at share	972,579	833,891	138,688
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	46,246	36,715	9,531
NOI at share - cash basis	$1,018,825	$870,606	$148,219

	For the Year Ended December 31, 2019
	Total	New York	Other
Total revenues	$1,924,700	$1,577,860	$346,840
Operating expenses	(917,981)	(758,304)	(159,677)
NOI - consolidated	1,006,719	819,556	187,163
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(69,332)	(40,896)	(28,436)
Add: NOI from partially owned entities	322,390	294,168	28,222
NOI at share	1,259,777	1,072,828	186,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(6,060)	(12,318)	6,258
NOI at share - cash basis	$1,253,717	$1,060,510	$193,207
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2020
	2020	2019		2020	2019
NOI at share:
New York:
Office(1)(2)	$167,865	$183,925	$159,981	$672,495	$724,526
Retail(1)(3)	38,146	59,728	35,294	147,299	273,217
Residential	4,083	5,835	4,536	20,687	23,363
Alexander's Inc. ("Alexander's")(4)	10,259	10,626	6,830	35,912	44,325
Hotel Pennsylvania(5)	(7,809)	6,170	(16,821)	(42,502)	7,397
Total New York	212,544	266,284	189,820	833,891	1,072,828

Other:
theMART(6)	17,091	22,712	13,171	69,178	102,071
555 California Street	14,638	14,533	15,618	60,324	59,657
Other investments(7)	4,220	2,037	1,924	9,186	25,221
Total Other	35,949	39,282	30,713	138,688	186,949

NOI at share	$248,493	$305,566	$220,533	$972,579	$1,259,777
____________________
(1)    Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.
(2)    Includes the impact of non-cash write-offs of receivables arising from the straight-lining of rents, including the New York & Company, Inc. lease at 330 West 34th Street, of $585, $4,368 and $18,173, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020. In addition, includes the impact of write-offs of tenant receivables deemed uncollectible of $650, $5,112 and $6,702, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020.
(3)    Includes the impact of non-cash write-offs of receivables arising from the straight-lining of rents, including the JCPenney lease at Manhattan Mall, of $752, $4,688 and $25,876, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020. In addition, includes the impact of write-offs of tenant receivables deemed uncollectible of $618, $4,668 and $12,017, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020. The year ended December 31, 2019 includes $14,010 of non-cash write-offs of receivables arising from the straight-lining of rents.
(4)    The year ended December 31, 2020 includes $3,511 of non-cash write-offs of receivables arising from the straight-lining of rents and $1,335 of write-offs of tenant receivables deemed uncollectible.
(5)    The Hotel Pennsylvania has been closed since April 1, 2020 as a result of the COVID-19 pandemic. The three months ended September 30, 2020 and year ended December 31, 2020 include a $9,246 severance accrual for furloughed union employees.
(6)    The decrease in NOI at share is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year. Additionally, the year ended December 31, 2020 includes $2,722 of non-cash write-offs of receivables arising from the straight-lining of rents and $1,742 of write-offs of tenant receivables deemed uncollectible.
(7)    2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and Urban Edge Properties ("UE") (sold on March 4, 2019).

NET OPERATING INCOME AT SHARE - CASH BASIS BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2020
	2020	2019		2020	2019
NOI at share - cash basis:
New York:
Office(1)(2)	$166,925	$180,762	$162,357	$691,755	$718,734
Retail(1)(3)	34,256	54,357	36,476	158,686	267,655
Residential	3,828	5,763	4,178	19,369	21,894
Alexander's(4)	11,163	10,773	9,899	42,737	45,093
Hotel Pennsylvania(5)	(7,223)	6,052	(16,829)	(41,941)	7,134
Total New York	208,949	257,707	196,081	870,606	1,060,510

Other:
theMART(6)	18,075	24,646	17,706	76,251	108,130
555 California Street	14,947	14,491	15,530	60,917	60,156
Other investments(7)	4,521	2,132	2,197	11,051	24,921
Total Other	37,543	41,269	35,433	148,219	193,207

NOI at share - cash basis	$246,492	$298,976	$231,514	$1,018,825	$1,253,717
____________________
(1)    Reflects the transfer of 45.4% of common equity in the properties contributed to Fifth Avenue and Times Square JV on April 18, 2019.
(2)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $650, $5,112 and $6,702, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020.
(3)    Includes the impact of write-offs of tenant receivables deemed uncollectible of $618, $4,668 and $12,017, respectively, for the three months ended December 31, 2020 and September 30, 2020 and the year ended December 31, 2020.
(4)    The year ended December 31, 2020 includes $1,335 of write-offs of tenant receivables deemed uncollectible.
(5)    The Hotel Pennsylvania has been closed since April 1, 2020 as a result of the COVID-19 pandemic. The three months ended September 30, 2020 and year ended December 31, 2020 include a $9,246 severance accrual for furloughed union employees.
(6)    The decrease in NOI at share - cash basis is primarily due to the effects of the COVID-19 pandemic, causing trade shows to be cancelled from late March 2020 through the remainder of the year. Additionally, the year ended December 31, 2020 includes $1,742 of write-offs of tenant receivables deemed uncollectible.
(7)    2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and UE (sold on March 4, 2019).

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended December 31, 2020 compared to December 31, 2019	(11.3)%	(10.8)%	(24.2)%	0.2%
Year ended December 31, 2020 compared to December 31, 2019	(13.8)%	(12.7)%	(32.5)%	0.6%
Three months ended December 31, 2020 compared to September 30, 2020	6.4%	5.9%	30.8%	(6.6)%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended December 31, 2020 compared to December 31, 2019	(10.2)%	(9.4)%	(26.1)%	3.1%
Year ended December 31, 2020 compared to December 31, 2019	(8.3)%	(6.3)%	(29.5)%	0.9%
Three months ended December 31, 2020 compared to September 30, 2020	1.4%	1.7%	2.8%	(3.8)%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2020	2019	2020	2019
Region:
New York City metropolitan area	87%	88%	87%	87%
Chicago, IL	7%	7%	7%	8%
San Francisco, CA	6%	5%	6%	5%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	December 31, 2020	December 31, 2019
ASSETS
Real estate, at cost:
Land	$2,420,054	$2,591,261	$(171,207)
Buildings and improvements	7,933,030	7,953,163	(20,133)
Development costs and construction in progress	1,604,637	1,490,614	114,023
Moynihan Train Hall development expenditures	—	914,960	(914,960)
Leasehold improvements and equipment	130,222	124,014	6,208
Total	12,087,943	13,074,012	(986,069)
Less accumulated depreciation and amortization	(3,169,446)	(3,015,958)	(153,488)
Real estate, net	8,918,497	10,058,054	(1,139,557)
Right-of-use assets	367,365	379,546	(12,181)
Cash and cash equivalents	1,624,482	1,515,012	109,470
Restricted cash	105,887	92,119	13,768
Marketable securities	—	33,313	(33,313)
Tenant and other receivables	77,658	95,733	(18,075)
Investments in partially owned entities	3,491,107	3,999,165	(508,058)
Real estate fund investments	3,739	222,649	(218,910)
220 Central Park South condominium units ready for sale	128,215	408,918	(280,703)
Receivable arising from the straight-lining of rents	674,075	742,206	(68,131)
Deferred leasing costs, net	372,919	353,986	18,933
Identified intangible assets, net	23,856	30,965	(7,109)
Other assets	434,022	355,347	78,675
Total Assets	$16,221,822	$18,287,013	$(2,065,191)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,580,549	$5,639,897	$(59,348)
Senior unsecured notes, net	446,685	445,872	813
Unsecured term loan, net	796,762	745,840	50,922
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	401,008	498,254	(97,246)
Moynihan Train Hall obligation	—	914,960	(914,960)
Special dividend/distribution payable	—	398,292	(398,292)
Accounts payable and accrued expenses	427,202	440,049	(12,847)
Deferred revenue	40,110	59,429	(19,319)
Deferred compensation plan	105,564	103,773	1,791
Other liabilities	294,520	265,754	28,766
Total liabilities	8,667,400	10,087,120	(1,419,720)
Redeemable noncontrolling interests	606,267	888,915	(282,648)
Shareholders' equity	6,533,198	6,732,030	(198,832)
Noncontrolling interests in consolidated subsidiaries	414,957	578,948	(163,991)
Total liabilities, redeemable noncontrolling interests and equity	$16,221,822	$18,287,013	$(2,065,191)

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended December 31, 2020
Total square feet leased	163	175	62	271
Our share of square feet leased:	144	125	62	190
Initial rent(1)	$75.55	$75.82	$47.80	$106.36	(3)
Weighted average lease term (years)	8.5	2.8	7.0	9.2
Second generation relet space:
Square feet	122	117	62	17
GAAP basis:
Straight-line rent(2)	$75.68	$54.44	$44.76	$104.70	(3)
Prior straight-line rent	$72.28	$67.31	$44.09	$98.03
Percentage increase (decrease)	4.7%	(19.1)%	1.5%	6.8%
Cash basis (non-GAAP):
Initial rent(1)	$75.15	$55.13	$47.80	$106.36	(3)
Prior escalated rent	$74.78	$70.32	$49.55	$107.14
Percentage increase (decrease)	0.5%	(21.6)%	(3.5)%	(0.7)%
Tenant improvements and leasing commissions:
Per square foot	$58.65	$24.17	$11.25	$3.85
Per square foot per annum	$6.90	$8.63	$1.61	$2.95
Percentage of initial rent	9.1%	11.4%	3.4%	2.8%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York				555 California Street
	Office		Retail	theMART
Year Ended December 31, 2020
Total square feet leased	2,231	(4)	238	379	371
Our share of square feet leased:	1,853		184	379	260
Initial rent(1)	$89.33	(5)	$136.29	$49.74	$108.92	(3)
Weighted average lease term (years)	14.4		4.0	8.5	8.0
Second generation relet space:
Square feet	899		159	374	87
GAAP basis:
Straight-line rent(2)	$82.22	(5)	$110.50	$46.88	$106.75	(3)
Prior straight-line rent	$74.04		$109.06	$46.20	$69.02
Percentage increase	11.0%		1.3%	1.5%	54.7%
Cash basis (non-GAAP):
Initial rent(1)	$74.74	(5)	$109.60	$49.60	$108.92	(3)
Prior escalated rent	$71.47		$116.47	$50.55	$77.98
Percentage increase (decrease)	4.6%		(5.9)%	(1.9)%	39.7%
Tenant improvements and leasing commissions:
Per square foot	$126.06		$67.19	$33.10	$28.94	(3)
Per square foot per annum	$8.75		$16.80	$3.89	$6.94
Percentage of initial rent	9.8%		12.3%	7.8%	6.4%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.
(3)Excludes 247 square feet (173 square feet at share) as the starting rent for this space will be determined in 2024 based on fair market value.
(4)Includes 730 square feet (694 at our share) for the new Facebook lease at Farley Office and 633 square feet (348 at our share) for the New York University long-term renewal at One Park Avenue.
(5)Excludes the rent on 174 square feet as the starting rent for this space will be determined later in 2021 based on fair market value.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	32,000		$2,407,000	$75.22	0.2%

	First Quarter 2021	155,000		10,182,000	65.69	0.9%
	Second Quarter 2021	290,000		29,182,000	100.63	2.7%
	Third Quarter 2021	71,000		5,861,000	82.55	0.5%
	Fourth Quarter 2021	226,000		15,038,000	66.54	1.4%
	Total 2021	742,000		60,263,000	81.22	5.5%
	2022	726,000		49,817,000	68.62	4.6%
	2023	1,847,000		164,053,000	88.82	15.1%
	2024	1,430,000		118,402,000	82.80	10.9%
	2025	813,000		65,293,000	80.31	6.0%
	2026	1,425,000		106,625,000	74.82	9.8%
	2027	1,165,000		85,100,000	73.05	7.8%
	2028	907,000		63,221,000	69.70	5.8%
	2029	648,000		54,375,000	83.91	5.0%
	2030	594,000		45,412,000	76.45	4.2%
	Thereafter	3,798,000	(2)	271,292,000	71.43	25.1%

Retail:	Month to Month	30,000		$4,405,000	$146.83	1.6%

	First Quarter 2021	27,000		7,990,000	295.93	2.9%
	Second Quarter 2021	20,000		1,930,000	96.50	0.7%
	Third Quarter 2021	8,000		1,222,000	152.75	0.5%
	Fourth Quarter 2021	15,000		2,409,000	160.60	0.9%
	Total 2021	70,000		13,551,000	193.59	5.0%
	2022	116,000		8,524,000	73.48	3.1%
	2023	36,000		25,137,000	698.25	9.2%
	2024	202,000		45,730,000	226.39	16.8%
	2025	33,000		12,448,000	377.21	4.6%
	2026	70,000		25,350,000	362.14	9.3%
	2027	30,000		22,381,000	746.03	8.2%
	2028	23,000		12,835,000	558.04	4.7%
	2029	46,000		20,285,000	440.98	7.4%
	2030	159,000		20,262,000	127.43	7.4%
	Thereafter	310,000		61,752,000	199.20	22.7%
________________________________

(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$108,000	$27.00	0.1%

	First Quarter 2021	17,000	1,124,000	66.12	0.7%
	Second Quarter 2021	3,000	179,000	59.67	0.1%
	Third Quarter 2021	41,000	2,247,000	54.80	1.4%
	Fourth Quarter 2021	183,000	8,276,000	45.22	5.3%
	Total 2021	244,000	11,826,000	48.47	7.5%
	2022	448,000	22,396,000	49.99	14.2%
	2023	309,000	15,907,000	51.48	10.1%
	2024	310,000	15,527,000	50.09	9.9%
	2025	341,000	18,638,000	54.66	11.8%
	2026	316,000	15,802,000	50.01	10.0%
	2027	171,000	8,662,000	50.65	5.5%
	2028	637,000	28,176,000	44.23	18.0%
	2029	73,000	3,483,000	47.71	2.2%
	2030	11,000	613,000	55.73	0.4%
	Thereafter	357,000	16,218,000	45.43	10.3%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	First Quarter 2021	1,000	95,000	95.00	0.1%
	Second Quarter 2021	—	—	—	—%
	Third Quarter 2021	—	—	—	—%
	Fourth Quarter 2021	—	—	—	—%
	Total 2021	1,000	95,000	95.00	0.1%
	2022	48,000	4,298,000	89.54	4.4%
	2023	133,000	10,377,000	78.02	10.6%
	2024	57,000	5,475,000	96.05	5.6%
	2025	282,000	24,035,000	85.23	24.6%
	2026	202,000	15,913,000	78.78	16.3%
	2027	65,000	5,780,000	88.92	5.9%
	2028	20,000	1,598,000	79.90	1.6%
	2029	78,000	7,299,000	93.58	7.5%
	2030	106,000	10,439,000	98.48	10.7%
	Thereafter	173,000	12,321,000	71.22	12.7%
________________________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)
	For the Year Ended December 31, 2020			For the Year Ended December 31, 2019
	NOI at Share - Cash Basis	BMS NOI	Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$691,755	$(20,351)	$671,404	$678,184
theMART	76,251	—	76,251	108,130
555 California Street	60,917	—	60,917	60,156
Total Office	828,923	(20,351)	808,572	846,470
New York - Retail	158,686	—	158,686	219,669
New York - Residential	19,369	—	19,369	21,894
	$1,006,978	$(20,351)	$986,627	$1,088,033

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			December 31, 2020
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,608,458
Senior unsecured notes			450,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			7,433,458
Pro rata share of debt of non-consolidated entities(2)			2,873,174
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(483,352)
			9,823,280	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
			1,224,035	(B)

	Converted Shares	December 31, 2020 Common Share Price
Equity:
Common shares	191,355	$37.34	7,145,196
Class A units	12,431	37.34	464,174
Convertible share equivalents:
Equity awards - unit equivalents	1,152	37.34	43,016
D-13 preferred units	1,250	37.34	46,675
G1-G4 units	90	37.34	3,361
Series A preferred shares	26	37.34	971
			7,703,393	(C)
Total Market Capitalization (A+B+C)			$18,750,708
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020
High price	$43.35	$39.98	$45.96	$68.68
Low price	$29.79	$31.36	$30.31	$27.64
Closing price - end of quarter	$37.34	$33.71	$38.21	$36.21

Annualized quarterly dividend per share	$2.12	$2.12	$2.64	$2.64

Annualized dividend yield - on closing price	5.7%	6.3%	6.9%	7.3%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,304	206,438	206,260	206,280

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$7.7 Billion	$7.0 Billion	$7.9 Billion	$7.5 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2020
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,433,458	2.89%	$3,220,815	1.83%	$4,212,643	3.70%
Pro rata share of debt of non-consolidated entities(2)	2,873,174	2.81%	1,384,710	1.80%	1,488,464	3.76%
Total	10,306,632	2.87%	4,605,525	1.82%	5,701,107	3.71%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(483,352)		(37,059)		(446,293)
Company's pro rata share of total debt	$9,823,280	2.82%	$4,568,466	1.82%	$5,254,814	3.69%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	44%	Less than 60%	33%
Secured debt/total assets	Less than 50%	32%	Less than 50%	26%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.60		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.60
Unencumbered assets/unsecured debt	Greater than 150%	407%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	13%
Unencumbered coverage ratio		N/A	Greater than 1.50	5.01

Unencumbered EBITDA (non-GAAP)(4):
Q4 2020 Annualized
New York	$184,168
Other	11,120
Total	$195,288
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(3)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2021	2022	2023	2024	2025	Thereafter	Total
909 Third Avenue	05/21		3.91%		$350,000	$—	$—	$—	$—	$—	$350,000
555 California Street	09/21		5.10%		537,643	—	—	—	—	—	537,643
theMART	09/21		2.70%		675,000	—	—	—	—	—	675,000
770 Broadway	03/22	L+175	1.90%		—	700,000	—	—	—	—	700,000
1290 Avenue of the Americas	11/22		3.34%		—	950,000	—	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	—%		—	—	—	—	—	—	—
$800 Million unsecured term loan	02/24		3.70%	(2)	—	—	—	800,000	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130	1.45%		—	—	—	95,696	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.05%		—	—	—	575,000	—	—	575,000
150 West 34th Street	05/24	L+188	2.03%		—	—	—	205,000	—	—	205,000
606 Broadway	09/24	L+180	1.95%		—	—	—	74,119	—	—	74,119
33-00 Northern Boulevard	01/25		4.14%	(3)	—	—	—	—	100,000	—	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	450,000	—	450,000
4 Union Square South - retail	08/25	L+140	1.56%		—	—	—	—	120,000	—	120,000
PENN11	10/25	L+275	2.90%		—	—	—	—	500,000	—	500,000
888 Seventh Avenue	12/25	L+170	1.85%		—	—	—	—	321,000	—	321,000
100 West 33rd Street - office and retail	04/26	L+155	1.70%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$1,562,643	$1,650,000	$—	$1,749,815	$1,491,000	$980,000	$7,433,458

Weighted average rate					3.80%	2.73%	—%	2.44%	2.83%	2.61%	2.89%

Fixed rate debt					$1,562,643	$950,000	$—	$750,000	$550,000	$400,000	$4,212,643
Fixed weighted average rate expiring					3.80%	3.34%	—%	3.87%	3.62%	3.92%	3.70%
Floating rate debt					$—	$700,000	$—	$999,815	$941,000	$580,000	$3,220,815
Floating weighted average rate expiring					—%	1.90%	—%	1.36%	2.37%	1.70%	1.83%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.15% as of December 31, 2020). The entire $800,000 will float thereafter for the duration of the loan.
(3)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.95% as of December 31, 2020).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at December 31, 2020	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,798,413		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	82,902		377,312	(3)	1,164,544	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	149,180		165,000		300,000	03/21	L+175	1.90%
280 Park Avenue	Office/Retail	50.0%	104,490		600,000		1,200,000	09/24	L+173	1.88%
650 Madison Avenue	Office/Retail	20.1%	98,482		161,024		800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	58,802		65,524		119,134	06/24	L+200	2.15%
West 57th Street properties	Office/Retail/Land	50.0%	43,079		10,000		20,000	12/22	L+160	1.75%
825 Seventh Avenue	Office	50.0%	9,855		20,394		40,788	07/23	L+165	1.84%
61 Ninth Avenue	Office/Retail	45.1%	5,296		75,543		167,500	01/26	L+135	1.50%
Other	Office/Retail	Various	4,101		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	60,984		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	32,068		19,089		37,866	06/22	L+195	2.11%
Other	Various	Various	43,455		91,312		575,399	Various	Various	Various
			$3,491,107		$2,402,299		$6,100,381

7 West 34th Street	Office/Retail	53.0%	(55,340)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(13,080)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(68,420)		$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2020	Our Share of Net Income (Loss) for the Three Months Ended December 31,		Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2020	2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Return on preferred equity, net of our share of the expense		$9,431	$9,455	$—	$—
Equity in net income	51.5%	7,432	10,022	30,902	36,364
		16,863	19,477	30,902	36,364
Alexander's	32.4%	5,906	4,497	10,259	10,626
One Park Avenue	55.0%	4,525	1,967	6,818	5,414
Independence Plaza	50.1%	(2,260)	(331)	3,743	6,631
85 Tenth Avenue	49.9%	(1,793)	(372)	3,585	4,887
7 West 34th Street	53.0%	1,176	1,168	3,685	3,640
280 Park Avenue	50.0%	895	(1,576)	9,251	8,671
61 Ninth Avenue	45.1%	624	462	1,687	1,716
650 Madison Avenue	20.1%	(478)	(3,307)	2,821	3,075
512 West 22nd Street	55.0%	(417)	38	1,240	829
West 57th Street properties	50.0%	(340)	(360)	(49)	(42)
Other, net	Various	(39)	(293)	1,209	963
		24,662	21,370	75,151	82,774

Other:
Alexander's corporate fee income	32.4%	1,531	1,097	382	516
Rosslyn Plaza	43.7% to 50.4%	(7)	31	1,075	1,178
Other, net	Various	(1,619)	228	344	1,522
		(95)	1,356	1,801	3,216

Total		$24,567	$22,726	$76,952	$85,990

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2020	Our Share of Net (Loss) Income for the Year Ended December 31,			Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2020		2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Non-cash impairment loss		$(413,349)		$—	$—	$—
Return on preferred equity, net of our share of the expense		37,357		27,586	—	—
Equity in net income	51.5%	21,063	(2)	31,130	122,847	103,134
		(354,929)		58,716	122,847	103,134
Alexander's	32.4%	13,326	(3)	19,204	35,912	44,325
One Park Avenue	55.0%	11,757		6,879	22,358	21,229
85 Tenth Avenue	49.9%	(6,390)		(368)	15,720	19,617
280 Park Avenue	50.0%	4,767		(10,191)	39,318	34,495
Independence Plaza	50.1%	(4,301)		(1,120)	18,891	26,803
7 West 34th Street	53.0%	4,289		3,969	14,347	13,947
61 Ninth Avenue	45.1%	2,846		1,480	6,993	6,299
650 Madison Avenue	20.1%	(1,783)		(6,068)	11,255	11,314
512 West 22nd Street	55.0%	(1,462)		106	4,447	3,032
West 57th Street properties	50.0%	(1,295)		(654)	(124)	727
330 Madison Avenue(4)	N/A	—		1,333	—	5,669
Other, net	Various	1,437		(1,664)	4,483	3,577
		(331,738)		71,622	296,447	294,168

Other:
Alexander's corporate fee income	32.4%	5,309		4,575	2,398	2,252
Rosslyn Plaza	43.7% to 50.4%	295		501	4,697	5,201
UE(5)	N/A	—		773	—	4,902
PREIT(6)	N/A	—		51	—	9,824
Other, net	Various	(2,978)		1,343	2,953	6,043
		2,626		7,243	10,048	28,222

Total		$(329,112)		$78,865	$306,495	$322,390
____________________
(1)Entered into on April 18, 2019.
(2)Includes a $13,971 reduction in income related to a Forever 21 lease modification at 1540 Broadway and $3,125 of write-offs of lease receivables deemed uncollectible during 2020.
(3)Includes our $4,846 share of write-offs of lease receivables deemed uncollectible.
(4)Sold on July 11, 2019.
(5)Sold on March 4, 2019.
(6)On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security and on January 23, 2020, we sold all of our common shares.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended	Stabilization Year
Farley (95% interest)	New York	844,000	1,120,000	(2)(3)	791,994	(2)	328,006	2022	6.4%
PENN2 - as expanded(4)	New York	1,795,000	750,000		91,219		658,781	2025	9.0%
PENN1 (including LIRR Concourse Retail)(5)	New York	2,545,000	450,000	(6)	167,894		282,106	N/A	12.2%	(5)(7)
Districtwide Improvements	New York	N/A	100,000		19,618		80,382	N/A	N/A
Total Active Penn District Projects			2,420,000		1,070,725		1,349,275		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Increase in budget of 90,000 is primarily due to higher projected tenant improvement allowances for the office, restaurant and retail space.
(4)PENN2 estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2021	2022
Square feet out of service at end of year	1,190,000	1,210,000
Year-over-year reduction in Cash Basis NOI(i)	(19,000)	—
Year-over-year reduction in FFO(ii)	(7,000)	—
________________________________
(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

(5)    Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(6)    Increase in budget of 125,000 is primarily due to the addition of the LIRR Concourse Retail project and sustainability initiatives, including the installation of triple pane high energy performance windows and the implementation of an electrification program to allow the building to access more clean renewable electricity.
(7)    Achieved as existing leases roll; average remaining lease term 4.9 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,480,000	1,455,000	(1)	25,000	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	46,000	38,683		7,317	2022
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	13,254		1,746	2022
Total Other Projects			1,541,000	1,506,937		34,063

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		585,000
____________________
(1)Excludes land and acquisition costs of 515,426.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Year Ended December 31,
	2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$65,173	$93,226	$92,386
Tenant improvements	65,313	98,261	100,191
Leasing commissions	18,626	18,229	33,254
Recurring tenant improvements, leasing commissions and other capital expenditures	149,112	209,716	225,831
Non-recurring capital expenditures(1)	64,624	30,374	43,135
Total capital expenditures and leasing commissions	$213,736	$240,090	$268,966

	Year Ended December 31,
	2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$239,427	$265,455	$18,995	(2)
220 CPS	119,763	181,177	295,827
PENN1	105,392	51,168	8,856
PENN2	76,883	28,719	16,288
345 Montgomery Street	16,661	29,441	18,187
Other	43,794	93,096	60,033
	$601,920	$649,056	$418,186
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Year Ended December 31,
	2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$53,543	$80,416	$70,954
Tenant improvements	52,763	84,870	76,187
Leasing commissions	14,612	16,316	29,435
Recurring tenant improvements, leasing commissions and other capital expenditures	120,918	181,602	176,576
Non-recurring capital expenditures(1)	64,414	28,269	31,381
Total capital expenditures and leasing commissions	$185,332	$209,871	$207,957

	Year Ended December 31,
	2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$239,427	$265,455	$18,995	(2)
PENN1	105,392	51,168	8,856
PENN2	76,883	28,719	16,288
Other	39,746	86,593	44,976
	$461,448	$431,935	$89,115
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Includes amounts paid for development from October 30, 2018, the date of consolidation of Farley Office and Retail.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Year Ended December 31,
	2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$7,627	$9,566	$13,282
Tenant improvements	5,859	9,244	15,106
Leasing commissions	3,173	827	459
Recurring tenant improvements, leasing commissions and other capital expenditures	16,659	19,637	28,847
Non-recurring capital expenditures(1)	210	332	260
Total capital expenditures and leasing commissions	$16,869	$19,969	$29,107

	Year Ended December 31,
	2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$3,063	$476	$51
Other	948	1,846	10,739
	$4,011	$2,322	$10,790
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Year Ended December 31,
	2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$4,003	$3,244	$8,150
Tenant improvements	6,691	4,147	8,898
Leasing commissions	841	1,086	3,360
Recurring tenant improvements, leasing commissions and other capital expenditures	11,535	8,477	20,408
Non-recurring capital expenditures(1)	—	1,773	11,494
Total capital expenditures and leasing commissions	$11,535	$10,250	$31,902

	Year Ended December 31,
	2020	2019	2018
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$16,661	$29,441	$18,187
Other	—	3,896	445
	$16,661	$33,337	$18,632
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Year Ended December 31,
	2020	2019	2018
Amounts paid for development and redevelopment expenditures:
220 CPS	$119,763	$181,177	$295,827
Other	37	285	3,822
	$119,800	$181,462	$299,649

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,586	17,520	2,107	15,230	—	183	—
Retail	2,690	2,208	403	—	1,805	—	—
Residential - 1,677 units	1,526	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,444	791	25	298	386	—	82
Hotel Pennsylvania (closed since April 1, 2020)	1,400	1,400	1,400	—	—	—	—
	28,646	22,712	3,935	15,528	2,191	183	875

Other:
theMART	3,900	3,891	208	2,050	105	1,312	216
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,841	1,342	188	212	831	—	111
	8,560	6,506	451	3,447	969	1,312	327

Total square feet at December 31, 2020	37,206	29,218	4,386	18,975	3,160	1,495	1,202

Total square feet at September 30, 2020	37,198	29,208	4,093	19,166	3,115	1,498	1,336

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2020	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Revenues At Share (non-GAAP)	% of Annualized Revenues At Share (non-GAAP)(1)
Facebook(2)	757,653	$79,449	4.2%
IPG and affiliates	967,552	66,105	3.5%
Bloomberg L.P.	303,147	39,298	2.1%
Google/Motorola Mobility (guaranteed by Google)	728,483	36,797	2.0%
Equitable Financial Life Insurance Company	336,646	35,697	1.9%
Verizon Media Group	327,138	32,675	1.7%
Swatch Group USA	14,950	31,010	1.7%
Amazon (including its Whole Foods subsidiary)	310,272	29,688	1.6%
LVMH Brands	77,585	26,899	1.4%
The City of New York	582,545	26,043	1.4%
Neuberger Berman Group LLC	306,611	25,310	1.3%
Madison Square Garden & Affiliates	409,215	24,860	1.3%
AMC Networks, Inc.	326,061	24,005	1.3%
Bank of America	247,460	23,427	1.2%
New York University	347,948	22,680	1.2%
Apple	336,755	19,559	1.0%
Macy's	250,350	19,223	1.0%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,164	18,410	1.0%
PwC	241,196	17,937	1.0%
Ziff Brothers Investments, Inc.	127,815	14,766	0.8%
Fast Retailing (Uniqlo)	47,181	13,557	0.7%
Cushman & Wakefield	127,314	13,082	0.7%
Citadel	119,421	11,942	0.6%
Foot Locker	149,987	11,633	0.6%
Hollister	11,306	11,201	0.6%
Manufacturers & Traders Trust	102,622	10,824	0.6%
Forest Laboratories	168,673	10,624	0.6%
Kirkland & Ellis LLP	106,752	10,595	0.6%
Axon Capital	93,127	10,376	0.6%
Alston & Bird LLP	126,872	10,174	0.5%
			38.7%
________________________________
(1)See reconciliation of our annualized revenue at share on page xiv in the Appendix.
(2)Excludes Facebook lease at Farley Office for 730,000 square feet (694,000 at our share) not yet commenced.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2020	92.1%	89.5%	98.4%
September 30, 2020	94.3%	89.8%	98.4%
December 31, 2019	96.7%	94.6%	99.8%
September 30, 2019	96.8%	95.0%	100.0%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2020	1,989	954	83.9%	$3,719
September 30, 2020	1,990	954	84.8%	$3,758
December 31, 2019	1,991	955	97.0%	$3,889
September 30, 2019	1,991	955	96.8%	$3,879

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse Retail	—	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,254		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000		2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	1,906		2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,734		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328		None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240		None	2115	Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Hartford Fire Insurance,
-Office	100.0%	86.0%	$69.99	2,274,000	2,105,000	169,000		United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	68.6%	308.22	271,000	97,000	174,000		Bank of America, Shake Shack, Starbucks
	100.0%	85.4%	76.69	2,545,000	2,202,000	343,000	$—

PENN2
-Office	100.0%	100.0%	59.05	1,577,000	416,000	1,161,000		Madison Square Garden, EMC
-Retail	100.0%	100.0%	208.90	43,000	17,000	26,000		Chase Manhattan Bank
	100.0%	100.0%	65.06	1,620,000	433,000	1,187,000	575,000 (3)

PENN11
								Madison Square Garden, AMC Networks, Inc., Information Builders, Inc.*,
-Office	100.0%	100.0%	68.19	1,113,000	1,113,000	—		Apple, Macy's
-Retail	100.0%	85.1%	144.75	40,000	40,000	—		PNC Bank National Association, Starbucks
	100.0%	99.4%	70.47	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	100.0%	68.94	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	13.4%	168.74	256,000	256,000	—	181,598	Aeropostale, Express, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**								Structure Tone,
-Office	100.0%	73.8%	72.43	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%	113.38	21,000	21,000	—		Starbucks
	100.0%	73.0%	72.83	724,000	724,000	—	50,150 (4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	79.24	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	371.03	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	89.90	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	292.15	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	117.81	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$105.14		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	57.56		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	84.8%	189.15		16,000	16,000	—	—

Total Penn District					7,815,000	6,285,000	1,530,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	64.39	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	89.8%	79.83		541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	89.4%	79.79		544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	258.04		22,000	10,000	12,000	—	Orangetheory Fitness, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	109.85		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	174.07		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,930,000	1,918,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	90.5%	93.96		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	320.46		15,000	15,000	—		Redeye Grill L.P.
	100.0%	90.6%	96.19		885,000	885,000	—	321,000

57th Street - 2 buildings
-Office	50.0%	85.4%	59.51		81,000	81,000	—
-Retail	50.0%	100.0%	151.01		22,000	22,000	—
	50.0%	87.8%	76.86		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	341,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.2%	$104.54	1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	81.31	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	97.3%	104.01	1,262,000	1,262,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	98.1%	111.56	556,000	556,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	91.5%	266.21	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	97.9%	115.98	574,000	574,000	—	400,000

Total Park Avenue				1,836,000	1,836,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.3%	79.60	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	163.46	18,000	18,000	—		Citibank, Starbucks
	100.0%	98.8%	80.73	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	222.34	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	102.97	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,002.58	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	95.7%	240.24	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	501.13	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	76.9%	82.73	298,000	298,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	89.1%	757.17	35,000	35,000	—		Fendi*, Berluti*, Christofle Silver Inc*
	100.0%	77.7%	132.17	333,000	333,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	96.5%	117.09	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	1,002.42	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain
	20.1%	96.7%	153.11	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	100.80	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,641.32	17,000	17,000	—		MAC Cosmetics
	52.0%	85.3%	163.53	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	274.86	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,213.75	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,544,000	1,544,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$102.45	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	69.96	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	99.95	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	64.65	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	90.6%	89.12	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	55.0%	99.2%	66.47	943,000	943,000	—	300,000

4 Union Square South
-Retail	100.0%	94.5%	134.61	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora*

692 Broadway
-Retail	100.0%	100.0%	92.12	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
-Office	70.0%	98.7%	89.00	2,043,000	2,043,000	—		Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP
-Retail	70.0%	97.7%	196.50	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	98.7%	91.86	2,118,000	2,118,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	75.3%	54.16	246,000	246,000	—		Safety National Casualty Corp*, Fortune Media Corp.
-Retail	100.0%	100.0%	121.02	5,000	5,000	—		TD Bank
	100.0%	75.7%	55.81	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	310.50	68,000	15,000	53,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			88,000	35,000	53,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	115.99	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	641.54	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	185.12	36,000	36,000	—	74,119

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
-Retail	100.0%	100.0%	$109.21	16,000	16,000	—	$—

304 Canal Street
-Retail	100.0%	100.0%	46.80	4,000	4,000	—		Stellar Works*
-Residential (4 units)	100.0%	75.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	50.0%		11,000	11,000	—
	100.0%			15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	97.3%	126.45	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	72.7%	254.68	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	317.31	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	—%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				233,000	180,000	53,000	74,119

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	182.70	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,107.60	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.25	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	412.79	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	186.53	18,000	13,000	5,000	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	534.70	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	185.75	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	76.1%	$631.89	14,000	14,000	—		Armani
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	$—

Total Upper East Side				80,000	75,000	5,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.6%	36.39	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	54.84	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, Telehouse International Corp.,
-Office	49.9%	71.1%	92.79	584,000	584,000	—		Moet Hennessy USA. Inc., L-3 Communications
-Retail	49.9%	75.6%	92.65	43,000	43,000	—		IL Posto LLC, L'Atelier
	49.9%	71.4%	92.78	627,000	627,000	—	625,000

537 West 26th Street
-Other (event space)	100%	—	—	14,000	—	14,000	—

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	130.28	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	356.78	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.57	192,000	192,000	—	167,500

512 West 22nd Street
-Office	55.0%	41.7%	130.32	164,000	164,000	—		Warner Media, Next Jump
-Retail	55.0%	46.7%	108.02	9,000	9,000	—		Galeria Nara Roesler
		42.0%	129.07	173,000	173,000	—	119,134

Total Chelsea/Meatpacking District				1,190,000	1,176,000	14,000	911,634

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	84.6%	—	283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	84.1%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	66.01	73,000	60,000	13,000	675,000	Duane Reade
	50.1%			1,258,000	1,245,000	13,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	68.57	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,266,000	1,253,000	13,000	675,000
New Jersey:
Paramus
-Office	100.0%	85.2%	24.87	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000		Facebook*
-Retail	95.0%	—	—	114,000	—	114,000
	95.0%	—	—	844,000	—	844,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	40,788
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	40,788

Total Properties under Development				1,013,000	—	1,013,000	40,788

Properties to be Developed:
57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		93.4%	$81.74	20,586,000	18,361,000	2,225,000	$8,416,974

Vornado's Ownership Interest		93.4%	$79.05	17,520,000	15,413,000	2,107,000	$5,855,152

New York Retail:

Total		81.8%	$266.92	2,690,000	2,275,000	415,000	$1,126,413

Vornado's Ownership Interest		78.8%	$226.38	2,208,000	1,805,000	403,000	$840,890

New York Residential:

Total		83.9%		1,526,000	1,526,000	—	$757,500

Vornado's Ownership Interest		83.9%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$130.00	920,000	920,000	—	$500,000	Bloomberg
-Retail	32.4%	93.4%	278.46	155,000	155,000	—	300,000	The Home Depot, The Container Store, Hutong
	32.4%	99.0%	148.35	1,075,000	1,075,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	53.58	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	96.3%	59.73	609,000	609,000	—	202,544(8)	Century 21(9), Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.09	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	82.4%	—	255,000	255,000	—	94,000

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	96.7%	97.33	2,444,000	2,366,000	78,000	1,164,544

Hotel Pennsylvania(10) :
-Hotel (1,700 Rooms)	100.0%			1,400,000	—	1,400,000	—

Total New York		92.7%	$98.44	28,646,000	24,528,000	4,118,000	$11,465,431

Vornado's Ownership Interest		92.1%	$91.74	22,712,000	18,777,000	3,935,000	$7,452,696
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 497,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)Net of $50,000 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.
(9)On September 10, 2020, Century 21 filed for Chapter 11 bankruptcy and closed its135,000 square foot store on December 7, 2020.
(10) Closed beginning April 1, 2020 and therefore square footage was taken out of service.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	88.6%	$44.60	2,050,000	2,050,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	91.0%	54.30	1,528,000	1,528,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	83.8%	52.69	95,000	95,000	—
	100.0%	89.5%	48.88	3,673,000	3,673,000	—	$675,000

Other (2 properties)	50.0%	100.0%	45.92	19,000	19,000	—	30,777
Total theMART, Chicago				3,692,000	3,692,000	—	705,777

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Total theMART		89.5%	$48.86	3,900,000	3,692,000	208,000	$705,777

Vornado's Ownership Interest		89.5%	$48.87	3,891,000	3,683,000	208,000	$690,389

555 California Street:
555 California Street	70.0%	98.1%	$84.41	1,506,000	1,506,000	—	$537,643	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	80.15	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—

Total 555 California Street		98.4%	$83.83	1,819,000	1,741,000	78,000	$537,643

Vornado's Ownership Interest		98.4%	$83.83	1,273,000	1,218,000	55,000	$376,350

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$251.75	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	84.6%		59,000	59,000	—
	100.0%	94.2%		157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.3%	27.9%	327.01	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	52.65	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	86.7%	68.97	246,000	246,000	—	288,671

501 Broadway	100.0%	100.0%	292.58	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	61.4%	182.98	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	44.17	79,000	79,000	—		Regal Cinema
	100.0%	85.0%	83.12	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	88.9%		542,000	542,000	—	$539,368

Vornado's Ownership Interest	28.6%	88.0%		155,000	155,000	—	$157,936
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.9% economic interest through the Fund and the Crowne Plaza Joint Venture.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	68.1%	$47.51	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	77.7%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$37,866

Fashion Centre Mall	7.5%	87.4%	40.33	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.20	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	34.33	686,000	195,000	443,000	48,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		87.0%	$38.30	2,841,000	2,046,000	443,000	352,000	$487,866

Vornado's Ownership Interest		92.8%	$33.38	1,342,000	711,000	443,000	188,000	$52,839
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer
Matthew Iocco	Executive Vice President - Chief Accounting Officer

RESEARCH COVERAGE

James Feldman/Elvis Rodriguez	Richard Skidmore/Kira Baird/Paul Stoddard	Alexander Goldfarb/Daniel Santos
Bank of America/BofA Securities	Goldman Sachs	Piper Sandler
646-855-5808/646-855-1589	801-741-5459/801-578-2497/801-744-3761	212-466-7937/212-466-7927

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	Nicholas Yulico/Joshua Burr
BMO Capital Markets	Green Street Advisors	Scotia Capital (USA) Inc
212-885-4115/415-591-2129	949-640-8780	212-225-6904/212-225-5415

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Joab Dempsey
Citi	JP Morgan	Truist Securities
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/443-545-4245

Derek Johnston/Tom Hennessy	Mark Streeter/Ian Snyder
Deutsche Bank	JP Morgan Fixed Income
212-250-5683/212-250-4063	212-834-5086/212-834-3798

Steve Sakwa/Brian Spahn	Vikram Malhotra/Alina Pappas
Evercore ISI	Morgan Stanley
212-446-9462/212-446-9459	212-761-7064/212-761-2528

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic. Rent deferrals generally require repayment in monthly installments over a period of time not to exceed twelve months.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2020
		2020	2019		2020	2019
Net (loss) income attributable to common shareholders	(A)	$(209,127)	$193,217	$53,170	$(348,744)	$3,097,806
Per diluted share		$(1.09)	$1.01	$0.28	$(1.83)	$16.21

Certain expense (income) items that impact net (loss) income attributable to common shareholders:
Real estate impairment losses (primarily wholly owned retail assets in 2020)		$236,286	$565	$—	$236,286	$8,065
After-tax net gain on sale of 220 CPS condominium units		(36,274)	(173,655)	(186,909)	(332,099)	(502,565)
Severance and other reduction-in-force related expenses		23,368	—	—	23,368	—
Transaction related costs		5,456	2,658	584	7,150	4,613
Our share of (income) loss from real estate fund investments		(1,657)	26,600	2,524	63,114	48,808
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	2,438	—	4,938	21,649
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest		—	—	103,201	409,060	—
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit		—	—	6,101	6,101	—
608 Fifth Avenue lease liability extinguishment gain in 2020 and impairment loss and related write-offs in 2019		—	—	—	(70,260)	101,092
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	—	—	13,369	—
Net gain on transfer to Fifth Avenue and Times Square retail JV, net of $11,945 attributable to noncontrolling interests		—	—	—	—	(2,559,154)
Net gains on sale of real estate (primarily our 25% interest in 330 Madison Avenue in 2019)		—	—	—	—	(178,769)
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Mark-to-market increase in Lexington Realty Trust common shares (sold on March 1, 2019)		—	—	—	—	(16,068)
Other		(3,551)	(4,692)	182	5,436	(7,505)
		223,628	(146,086)	(74,317)	366,463	(3,119,689)
Noncontrolling interests' share of above adjustments		(13,544)	9,250	4,534	(24,626)	198,599
Total of certain expense (income) items that impact net (loss) income attributable to common shareholders	(B)	$210,084	$(136,836)	$(69,783)	$341,837	$(2,921,090)
Per diluted share (non-GAAP)		$1.10	$(0.72)	$(0.37)	$1.79	$(15.29)

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$957	$56,381	$(16,613)	$(6,907)	$176,716
Per diluted share (non-GAAP)		$0.01	$0.29	$(0.09)	$(0.04)	$0.92
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2020
		2020	2019		2020	2019
Reconciliation of our net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	(A)	$(209,127)	$193,217	$53,170	$(348,744)	$3,097,806
Per diluted share		$(1.09)	$1.01	$0.28	$(1.83)	$16.21

FFO adjustments:
Depreciation and amortization of real property		$99,196	$85,609	$99,045	$368,556	$389,024
Real estate impairment losses		236,286	565	—	236,286	32,001
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests		—	—	—	—	(2,559,154)
Net losses (gains) on sale of real estate		—	58	—	—	(178,711)
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	—	(62,395)
Decrease (increase) in fair value of marketable securities:
PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		—	2,438	—	4,938	21,649
Lexington (sold on March 1, 2019)		—	—	—	—	(16,068)
Other		—	—	—	—	(48)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest		—	—	103,201	409,060	—
Depreciation and amortization of real property		37,500	37,389	38,987	156,646	134,706
(Increase) decrease in fair value of marketable securities		(710)	864	385	2,801	2,852
		372,272	126,923	241,618	1,178,287	(2,236,144)
Noncontrolling interests' share of above adjustments		(24,757)	(8,278)	(16,292)	(79,068)	141,679
FFO adjustments, net	(B)	$347,515	$118,645	$225,326	$1,099,219	$(2,094,465)

FFO attributable to common shareholders (non-GAAP)	(A+B)	$138,388	$311,862	$278,496	$750,475	$1,003,341
Convertible preferred share dividends		11	14	11	47	57
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		138,399	311,876	278,507	750,522	1,003,398
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		9,087	20,153	18,052	48,915	64,059
FFO - OP Basis (non-GAAP)		$147,486	$332,029	$296,559	$799,437	$1,067,457
FFO per diluted share (non-GAAP)		$0.72	$1.63	$1.46	$3.93	$5.25
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$138,399	$311,876	$278,507	$750,522	$1,003,398
Per diluted share (non-GAAP)		$0.72	$1.63	$1.46	$3.93	$5.25

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(36,274)	$(173,655)	$(186,909)	$(332,099)	$(502,565)
Severance and other reduction-in-force related expenses		23,368	—	—	23,368	—
Transaction related costs		5,456	2,658	584	7,150	4,613
Our share of (income) loss from real estate fund investments		(1,657)	26,600	2,524	63,114	48,808
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit		—	—	6,101	6,101	—
608 Fifth Avenue lease liability extinguishment gain in 2020 and impairment loss and related write-offs in 2019		—	—	—	(70,260)	77,156
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	—	—	13,369	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	—	22,540
Other		(2,841)	(5,845)	(203)	2,510	(10,732)
		(11,948)	(150,242)	(177,903)	(286,747)	(360,180)
Noncontrolling interests' share of above adjustments		766	9,396	11,991	19,269	22,989
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(11,182)	$(140,846)	$(165,912)	$(267,478)	$(337,191)
Per diluted share (non-GAAP)		$(0.06)	$(0.74)	$(0.87)	$(1.40)	$(1.76)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$127,217	$171,030	$112,595	$483,044	$666,207
Per diluted share (non-GAAP)		$0.66	$0.89	$0.59	$2.53	$3.49

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2020
		2020	2019		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$138,399	$311,876	$278,507	$750,522	$1,003,398

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(11,948)	(149,907)	(177,903)	(289,449)	(369,977)
Recurring tenant improvements, leasing commissions and other capital expenditures		(46,611)	(45,937)	(24,057)	(159,177)	(222,565)
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(2,001)	(6,590)	10,981	46,246	(6,060)
Amortization of debt issuance costs		6,680	6,767	6,370	24,358	32,354
Stock-based compensation expense		9,039	5,863	6,170	48,677	53,908
Personal property depreciation		1,697	1,986	1,825	7,096	6,743
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,869	12,246	11,904	21,110	32,207
FAD adjustments, net(1)	(B)	(40,275)	(175,572)	(164,710)	(301,139)	(473,390)

FAD (non-GAAP)	(A+B)	$98,124	$136,304	$113,797	$449,383	$530,008

FAD payout ratio (2)		103.9%	93.0%	88.3%	101.3%	95.3%
________________________________
(1)Certain prior year adjustments have been restated in order to conform to the current period presentation which includes our share of partially owned entities.
(2)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2020
	2020	2019		2020	2019
Net (loss) income	$(208,726)	$160,676	$68,736	$(461,845)	$3,334,262
Depreciation and amortization expense	107,084	92,926	107,013	399,695	419,107
General and administrative expense	61,254	39,791	32,407	181,509	169,920
Impairment losses and transaction related costs, net	242,593	3,223	584	174,027	106,538
(Income) loss from partially owned entities	(24,567)	(22,726)	80,909	329,112	(78,865)
Loss from real estate fund investments	999	90,302	13,823	226,327	104,082
Interest and other investment (income) loss, net	(1,569)	(5,889)	(1,729)	5,499	(21,819)
Interest and debt expense	54,633	59,683	57,371	229,251	286,623
Net gain on transfer to Fifth Avenue and Times Square JV	—	—	—	—	(2,571,099)
Net gains on disposition of wholly owned and partially owned assets	(42,458)	(203,835)	(214,578)	(381,320)	(845,499)
Income tax (benefit) expense	(1,801)	22,897	23,781	36,630	103,439
(Income) loss from discontinued operations	—	(55)	—	—	30
NOI from partially owned entities	76,952	85,990	78,175	306,495	322,390
NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,901)	(17,417)	(25,959)	(72,801)	(69,332)
NOI at share	248,493	305,566	220,533	972,579	1,259,777
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(2,001)	(6,590)	10,981	46,246	(6,060)
NOI at share - cash basis	$246,492	$298,976	$231,514	$1,018,825	$1,253,717

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$302,360	$377,626	$(155,907)	$(184,231)	$146,453	$193,395	$1,323	$(3,667)	$147,776	$189,728
Other	74,071	83,342	(33,082)	(39,744)	40,989	43,598	1,569	1,949	42,558	45,547
Consolidated total	376,431	460,968	(188,989)	(223,975)	187,442	236,993	2,892	(1,718)	190,334	235,275
Noncontrolling interests' share in consolidated subsidiaries	(28,862)	(29,910)	12,961	12,493	(15,901)	(17,417)	(179)	605	(16,080)	(16,812)
Our share of partially owned entities	121,255	131,036	(44,303)	(45,046)	76,952	85,990	(4,714)	(5,477)	72,238	80,513
Vornado's share	$468,824	$562,094	$(220,331)	$(256,528)	$248,493	$305,566	$(2,001)	$(6,590)	$246,492	$298,976

	For the Three Months Ended September 30, 2020
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$293,145	$(161,386)	$131,759	$8,216	$139,975
Other	70,817	(34,259)	36,558	4,562	41,120
Consolidated total	363,962	(195,645)	168,317	12,778	181,095
Noncontrolling interests' share in consolidated subsidiaries	(38,339)	12,380	(25,959)	(108)	(26,067)
Our share of partially owned entities	118,890	(40,715)	78,175	(1,689)	76,486
Vornado's share	$444,513	$(223,980)	$220,533	$10,981	$231,514

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$1,221,748	$1,577,860	$(640,531)	$(758,304)	$581,217	$819,556	$49,178	$4,244	$630,395	$823,800
Other	306,203	346,840	(148,535)	(159,677)	157,668	187,163	9,261	6,934	166,929	194,097
Consolidated total	1,527,951	1,924,700	(789,066)	(917,981)	738,885	1,006,719	58,439	11,178	797,324	1,017,897
Noncontrolling interests' share in consolidated subsidiaries	(120,290)	(114,145)	47,489	44,813	(72,801)	(69,332)	(618)	1,315	(73,419)	(68,017)
Our share of partially owned entities	473,212	492,638	(166,717)	(170,248)	306,495	322,390	(11,575)	(18,553)	294,920	303,837
Vornado's share	$1,880,873	$2,303,193	$(908,294)	$(1,043,416)	$972,579	$1,259,777	$46,246	$(6,060)	$1,018,825	$1,253,717
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended December 31, 2020	$248,493	$212,544	$17,091	$14,638	$4,220
Less NOI at share from:
Development properties	(5,011)	(5,011)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	7,810	7,810	—	—	—
Other non-same store income, net	(7,032)	(2,812)	—	—	(4,220)
Same store NOI at share for the three months ended December 31, 2020	$244,260	$212,531	$17,091	$14,638	$—

NOI at share for the three months ended December 31, 2019	$305,566	$266,284	$22,712	$14,533	$2,037
Less NOI at share from:
Development properties	(14,626)	(14,626)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(6,168)	(6,168)	—	—	—
Other non-same store (income) expense, net	(9,376)	(7,237)	(173)	71	(2,037)
Same store NOI at share for the three months ended December 31, 2019	$275,396	$238,253	$22,539	$14,604	$—

(Decrease) increase in same store NOI at share for the three months ended December 31, 2020 compared to December 31, 2019	$(31,136)	$(25,722)	$(5,448)	$34	$—

% (decrease) increase in same store NOI at share	(11.3)%	(10.8)%	(24.2)%	0.2%	—%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2020	$246,492	$208,949	$18,075	$14,947	$4,521
Less NOI at share - cash basis from:
Development properties	(7,194)	(7,194)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	7,223	7,223	—	—	—
Other non-same store income, net	(7,984)	(3,463)	—	—	(4,521)
Same store NOI at share - cash basis for the three months ended December 31, 2020	$238,537	$205,515	$18,075	$14,947	$—

NOI at share - cash basis for the three months ended December 31, 2019	$298,976	$257,707	$24,646	$14,491	$2,132
Less NOI at share - cash basis from:
Development properties	(16,308)	(16,308)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(6,050)	(6,050)	—	—	—
Other non-same store income, net	(10,882)	(8,577)	(173)	—	(2,132)
Same store NOI at share - cash basis for the three months ended December 31, 2019	$265,736	$226,772	$24,473	$14,491	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended December 31, 2020 compared to December 31, 2019	$(27,199)	$(21,257)	$(6,398)	$456	$—

% (decrease) increase in same store NOI at share - cash basis	(10.2)%	(9.4)%	(26.1)%	3.1%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the year ended December 31, 2020	$972,579	$833,891	$69,178	$60,324	$9,186
Less NOI at share from:
Development properties	(30,946)	(30,946)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	33,146	33,146	—	—	—
Other non-same store (income) expense, net	(27,898)	(18,361)	(524)	173	(9,186)
Same store NOI at share for the year ended December 31, 2020	$946,881	$817,730	$68,654	$60,497	$—

NOI at share for the year ended December 31, 2019	$1,259,777	$1,072,828	$102,071	$59,657	$25,221
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(35,770)	(35,770)	—	—	—
Dispositions	(7,420)	(7,420)	—	—	—
Development properties	(68,063)	(68,063)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(13,212)	(13,212)	—	—	—
Other non-same store (income) expense, net	(36,827)	(11,722)	(354)	470	(25,221)
Same store NOI at share for the year ended December 31, 2019	$1,098,485	$936,641	$101,717	$60,127	$—

(Decrease) increase in same store NOI at share for the year ended December 31, 2020 compared to December 31, 2019	$(151,604)	$(118,911)	$(33,063)	$370	$—

% (decrease) increase in same store NOI at share	(13.8)%	(12.7)%	(32.5)%	0.6%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2020	$1,018,825	$870,606	$76,251	$60,917	$11,051
Less NOI at share - cash basis from:
Development properties	(42,531)	(42,531)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	32,576	32,576	—	—	—
Other non-same store (income) expense, net	(39,271)	(27,672)	(553)	5	(11,051)
Same store NOI at share - cash basis for the year ended December 31, 2020	$969,599	$832,979	$75,698	$60,922	$—

NOI at share - cash basis for the year ended December 31, 2019	$1,253,717	$1,060,510	$108,130	$60,156	$24,921
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(32,905)	(32,905)	—	—	—
Dispositions	(8,219)	(8,219)	—	—	—
Development properties	(87,856)	(87,856)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	(12,997)	(12,997)	—	—	—
Other non-same store (income) expense, net	(54,571)	(29,207)	(692)	249	(24,921)
Same store NOI at share - cash basis for the year ended December 31, 2019	$1,057,169	$889,326	$107,438	$60,405	$—

(Decrease) increase in same store NOI at share - cash basis for the year ended December 31, 2020 compared to December 31, 2019	$(87,570)	$(56,347)	$(31,740)	$517	$—

% (decrease) increase in same store NOI at share - cash basis	(8.3)%	(6.3)%	(29.5)%	0.9%	—%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended December 31, 2020	$248,493	$212,544	$17,091	$14,638	$4,220
Less NOI at share from:
Development properties	(5,011)	(5,011)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	7,810	7,810	—	—	—
Other non-same store income, net	(6,109)	(1,889)	—	—	(4,220)
Same store NOI at share for the three months ended December 31, 2020	$245,183	$213,454	$17,091	$14,638	$—

NOI at share for the three months ended September 30, 2020	$220,533	$189,820	$13,171	$15,618	$1,924
Less NOI at share from:
Development properties	(4,288)	(4,288)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,822	16,822	—	—	—
Other non-same store (income) expense, net	(2,714)	(737)	(101)	48	(1,924)
Same store NOI at share for the three months ended September 30, 2020	$230,353	$201,617	$13,070	$15,666	$—

Increase (decrease) in same store NOI at share for the three months ended December 31, 2020 compared to September 30, 2020	$14,830	$11,837	$4,021	$(1,028)	$—

% increase (decrease) in same store NOI at share	6.4%	5.9%	30.8%	(6.6)%	—%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2020 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2020	$246,492	$208,949	$18,075	$14,947	$4,521
Less NOI at share - cash basis from:
Development properties	(7,194)	(7,194)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	7,223	7,223	—	—	—
Other non-same store income, net	(7,057)	(2,536)	—	—	(4,521)
Same store NOI at share - cash basis for the three months ended December 31, 2020	$239,464	$206,442	$18,075	$14,947	$—

NOI at share - cash basis for the three months ended September 30, 2020	$231,514	$196,081	$17,706	$15,530	$2,197
Less NOI at share - cash basis from:
Development properties	(7,733)	(7,733)	—	—	—
Hotel Pennsylvania (closed beginning April 1, 2020)	16,830	16,830	—	—	—
Other non-same store (income) expense, net	(4,518)	(2,196)	(130)	5	(2,197)
Same store NOI at share - cash basis for the three months ended September 30, 2020	$236,093	$202,982	$17,576	$15,535	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended December 31, 2020 compared to September 30, 2020	$3,371	$3,460	$499	$(588)	$—

% increase (decrease) in same store NOI at share - cash basis	1.4%	1.7%	2.8%	(3.8)%	—%

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NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended December 31, 2020
Consolidated revenues	$376,431
Noncontrolling interest adjustments	(28,862)
Consolidated revenues at our share (non-GAAP)	347,569
Unconsolidated revenues at our share (non-GAAP)	121,255
Our pro rata share of revenues (non-GAAP)	$468,824
Our pro rata share of revenues (annualized) (non-GAAP)	$1,875,296

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of December 31, 2020
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,580,549	$27,909	$5,608,458
Senior unsecured notes	446,685	3,315	450,000
$800 Million unsecured term loan	796,762	3,238	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,398,996	$34,462	$7,433,458
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NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2020
	2020	2019		2020	2019
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(208,726)	$160,676	$68,736	$(461,845)	$3,334,262
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(1,109)	58,592	848	139,894	24,547
Net (loss) income attributable to the Operating Partnership	(209,835)	219,268	69,584	(321,951)	3,358,809
EBITDAre adjustments at share:
Real estate impairment losses	236,286	565	—	236,286	32,001
Depreciation and amortization expense	138,393	124,984	139,857	532,298	530,473
Interest and debt expense	73,343	86,832	75,815	309,003	390,139
Income tax (benefit) expense	(1,840)	22,975	23,449	36,253	103,917
Net gains on sales of depreciable real estate	—	58	—	—	(178,711)
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest	—	—	103,201	409,060	—
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests	—	—	—	—	(2,559,154)
EBITDAre at share	236,347	454,682	411,906	1,200,949	1,677,474
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	12,400	(52,531)	14,666	(91,155)	8,150
EBITDAre (non-GAAP)	$248,747	$402,151	$426,572	$1,109,794	$1,685,624
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NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2020
	2020	2019		2020	2019
EBITDAre (non-GAAP)	$248,747	$402,151	$426,572	$1,109,794	$1,685,624

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(12,400)	52,531	(14,666)	91,155	(8,150)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(42,458)	(203,893)	(214,578)	(381,320)	(604,393)
Severance and other reduction-in-force related expenses	23,368	—	—	23,368	—
Acquisition and transaction costs	5,456	2,658	584	7,150	4,613
Our share of (income) loss from real estate fund investments	(1,657)	26,600	2,524	63,114	48,808
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)	—	2,438	—	4,938	21,649
Healthcare and severance pay accruals related to Hotel Pennsylvania closure	—	—	9,246	9,246	—
608 Fifth Avenue lease liability extinguishment gain in 2020 and impairment loss and related write-offs in 2019	—	—	—	(70,260)	77,156
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	13,369	—
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	—	—	(62,395)
Mark-to-market increase in Lexington common shares (sold on March 1, 2019)	—	—	—	—	(16,068)
Other	344	1,488	(499)	8,600	(2,963)
Total of certain income items that impact EBITDAre	(14,947)	(170,709)	(202,723)	(321,795)	(533,593)

EBITDAre, as adjusted (non-GAAP)	$221,400	$283,973	$209,183	$879,154	$1,143,881

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